UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 28, 2022

First Trust/Aberdeen Global Opportunity Income Fund
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-21636	73-6357662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 East Liberty Drive, Suite 400 Wheaton, Illinois	60187
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 765-8000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is filing herewith a press release issued on June 28, 2022, as Exhibit 99.1. The press release was issued because First Trust Advisors L.P. announced the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund approved a name change for the fund.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated June 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

Date	June 28, 2022	/s/ W. Scott Jardine
Name: W. Scott Jardine
Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated June 28, 2022.